UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 4, 2005

The Immune Response Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-18006	33-0255679
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

5931 Darwin Court, Carlsbad, California		92008
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(760) 431-7080

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

and Item 3.02 Unregistered Sales of Equity Securities.

On August 4, 2005, we borrowed $1,000,000 in cash from Cornell Capital Partners, LP against a Secured Convertible Debenture issued under a Securities Purchase Agreement. We may opt to borrow another $1,000,000 from Cornell Capital Partners on or before August 31, 2005. The outstanding principal balance must be repaid in equal monthly installments beginning in October 2005 and ending on August 4, 2006 and bears 12% interest per annum, payable monthly. The outstanding principal amount of the bridge loan is convertible at the option of Cornell Capital Partners into shares of our common stock at a conversion price of $0.6315 per share, which was 80% of the volume weighted average price on August 4, 2005.

The bridge loan is secured by substantially all of our assets and a pledge of 4,959,705 shares of common stock, pursuant to a Security Agreement and a Pledge and Escrow Agreement, respectively. We are also obligated, under certain circumstances, to pledge an additional 9,326,000 shares of common stock. Until then, our obligations will be further secured by a pledge of 6,000,000 shares of our common stock from Cheshire Associates LLC, an affiliate of our director and principal stockholder, Kevin Kimberlin, pursuant to an Insider Pledge and Escrow Agreement. Under a Pledge Inducement Agreement,we agreed to issue common stock warrants to Cheshire as an inducement to pledge the 6,000,000 shares to Cornell Capital Partners. The warrants are evidenced by a Warrant Agreement and will be exercisable at any time between August 2005 and August 2010 at an exercise price of $0.78 per share for that number of shares equal to 2,000 times the number of days that Cheshire’s shares remain pledged to Cornell Capital Partners.

We also issued a Warrant to purchase 500,000 shares of common stock, exercisable for five years at an exercise price of $0.924 per share, to Cornell Capital Partners in connection with the first $1,000,000 borrowed, and we are obligated to issue warrants to purchase another 500,000 shares of common stock to Cornell Capital Partners if we borrow the second $1,000,000 under the bridge loan.

We paid Cornell Capital Partners a commitment fee of $100,000 cash in connection with the first $1,000,000 borrowed, and are obligated to pay Cornell Capital Partners a second $100,000 cash commitment fee upon borrowing the second $1,000,000. We also paid Cornell Capital Partners a single structuring fee of $10,000 in cash in connection with the bridge loan.

We also agreed, pursuant to an Investor Registration Rights Agreement, to register for resale the shares issuable upon conversion of the Secured Convertible Debenture and upon exercise of Cornell Capital Partners' warrants.

We issued the warrants to Cornell Capital Partners and Cheshire pursuant to the Securities Act Section 4(2) registration exemption.

Item 9.01 Financial Statements and Exhibits.

10.174 Securities Purchase Agreement dated August 4, 2005 between us and Cornell Capital Partners, LP.

10.175 Secured Convertible Debenture dated August 4, 2005 in favor of Cornell Capital Partners, LP.

10.176 Warrant dated August 4, 2005 in favor of Cornell Capital Partners, LP.

10.177 Security Agreement dated August 4, 2005 between us and Cornell Capital Partners, LP.

10.178 Investor Registration Rights Agreement dated August 4, 2005 between us and Cornell Capital Partners, LP.

10.179 Pledge and Escrow Agreement dated August 4, 2005 among us, Cornell Capital Partners, LP and David Gonzalez, Esq.

10.180 Insider Pledge and Escrow Agreement dated August 4, 2005 among us, Cornell Capital Partners, LP, Cheshire Associates LLC and David Gonzalez, Esq.

10.181 Pledge Inducement Agreement dated August 4, 2005 between us and Cheshire Associates LLC.

10.182 Warrant Agreement dated August 4, 2005 between us and Cheshire Associates LLC.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Immune Response Corporation

August 9, 2005	By:	/s/ Michael K. Green

Name: Michael K. Green
Title: Vice President, Finance and CFO

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Exhibit Index

Exhibit No.	Description

10.174	Securities Purchase Agreement dated August 4, 2005 between us and Cornell Capital Partners, LP.
10.175	Secured Convertible Debenture dated August 4, 2005 in favor of Cornell Capital Partners, LP.
10.176	Warrant dated August 4, 2005 in favor of Cornell Capital Partners, LP.
10.177	Security Agreement dated August 4, 2005 between us and Cornell Capital Partners, LP.
10.178	Investor Registration Rights Agreement dated August 4, 2005 between us and Cornell Capital Partners, LP.
10.179	Pledge and Excrow Agreement dated August 4, 2005 among us, Cornell Capital Partners, LP and David Gonzalez, Esq.
10.180	Insider Pledge and Escrow Agreement dated August 4, 2005 among us, Cornell Capital Partners, LP, Cheshire Associates LLC and David Gonzalez, Esq.
10.181	Pledge Inducement Agreement dated August 4, 2005 between us and Cheshire Associates LLC.
10.182	Warrant Agreement dated August 4, 2005 between us and Cheshire Associates LLC.